Exhibit 10.1(a)

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 11, 2020, is between HARTE HANKS, INC., a Delaware corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).

RECITALS:

A.     Borrower and Lender entered into that certain Credit Agreement dated as of April 17, 2017, as amended by that certain First Amendment to Credit Agreement dated as of January 9, 2018 and Second Amendment to Credit Agreement dated as of May 7, 2019 (as amended, the “Agreement”).

B.     Pursuant to the Agreement, Pledgor executed (a) that certain Note Purchase Agreement dated as of May 7, 2019 (the “Note Purchase Agreement”) pursuant to which Pledgor agreed to purchase the Revolving Credit Note from Lender upon the circumstances described therein, and that certain Pledge Agreement dated as of April 17, 2017 (the “Pledge Agreement”) pursuant to which Pledgor granted to Lender a security interest in the collateral therein described.

C.     Borrower and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
Definitions

Section 1.1     Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.
Amendments

Section 2.1     Amendment to Certain Definitions. Effective as of the date hereof, the definition of the following term contained in Section 1.1 of the Agreement amended to read in entirety as follows:

“Commitment” means the obligation of Lender to make Revolving Credit Advances pursuant to Section 2.1 in an aggregate principal amount at any time outstanding up to but not exceeding $19,000,000.00, subject to termination pursuant to Section 10.2.

“Termination Date” means 11:00 A.M., Dallas, Texas time on April 17, 2022, or such earlier date on which the Commitment terminates as provided in this Agreement.

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Section 2.2 Amendment to Section 2.6. Effective as of the date hereof, Section 2.6 of the Agreement is amended to read in its entirety as follows:

Section 2.6. Monitoring Fee. Borrower agrees to pay to Lender a monitoring fee in the amount of $5,000.00 per calendar quarter, commencing with the calendar quarter period from April 1, 2020 to June 30, 2020. Accrued monitoring fees shall be payable quarterly in arrears on the last day of each April, July, October and January during the term of this Agreement and on the Termination Date (adjusted, in the case of the Termination Date, for the actual number of days elapsed since the immediately preceding calendar quarter for which a monitoring fee was paid; provided, however, there shall be no adjustment in the event of a Termination Date prior to April 17, 2022 or any prepayment of the Revolving Credit Note).

Section 2.3 Amendment to Section 8.1. Effective as of the date hereof, Section 8.1 of the Agreement is amended to read in its entirety as follows:

Section 8.1 Debt.

Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, or permit to exist any Debt for borrowed money or Debt evidenced by bonds, notes, debentures or similar investments (collectively, “Funded Debt”) or Funded Debt Guaranteed by Borrower, except:

(a)     Debt to Lender;

(b)     Intercompany Debt incurred consistent with past practices;

(c)     Purchase money Debt incurred consistent with past practices;

(d)     Capitalized Lease Obligations incurred consistent with past practices; and

(e)     Debt in the form of government backed loans (including through the CARES Act and/or government backed programs administrated by third party lenders) specific to the COVID-19 epidemic (each a “Government Loan”).

Section 2.4 Amendment to Borrower’s Address. Effective as of the date hereof the address of Borrower set forth on the signature page of the Agreement is amended to read as follows:

Harte Hanks, Inc.

Parent Account

2 Executive Dr., Ste 103
Chelmsford MA 01824

Section 2.5 Amendment to Exhibits. Effective as of the date hereof, (i) Exhibit “A” (Revolving Credit Note) to the Agreement is amended to conform in its entirety to Annex “A” to this Amendment.

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ARTICLE III.

Conditions Precedent

Section 3.1     Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

(a)     Certificate. A certificate of a Secretary or other officer of Borrower acceptable to Lender certifying (i) resolutions of the Board of Directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party together with specimen signatures of such Persons.

(b)     Governmental Certificates.     Certificates issued by the appropriate
government officials of the state of incorporation of Borrower and Pledgor as to the existence and good or active, as applicable, standing of Borrower and Pledgor.

(c)     Revolving Credit Note. The Revolving Credit Note executed by Borrower in substantially the form of Annex “A” hereto.

(d)     New Note Purchase Agreement. An amended and restated Note Purchase Agreement executed by Pledgor substantially in the form of Annex “B” hereto (the “New Note Purchase Agreement”).

(e)     Amended and Restated Pledge Agreement. An Amended and Restated Pledge Agreement executed by Pledgor in substantially the form of Annex “C” hereto (the “Amended and Restated Pledge Agreement”).

(f)     Second Amendment to Security Agreement. A Second Amendment to Security Agreement executed by Borrower in substantially the form of Annex “D” hereto.

(g)     Partial Release of Lien. A Partial Release of Lien executed by Lender covering the equipment described in the Second Amendment to Security Agreement located in Jacksonville, Florida together with an UCC-3 partial release describing such equipment.

(h)     Release of Pledge. A Release of Pledge Agreement executed by Lender.

(i)     Renewal Fee. A renewal fee in the amount of $66,000.00. Such renewal fee shall be fully earned when paid.

(j)     Trustee and Beneficiary Certificates. A certificate from each of the trustees of the trusts which organized and capitalized Pledgor and from each of the beneficiaries of such trusts, which shall include a written acknowledgement by the beneficiaries of the New Note Purchase Agreement and the Amended and Restated Pledge Agreement and their

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terms and conditions in substantially the forms attached to this Amendment as Annex “B” and Annex “C”.

(k)     Opinions of Counsel. A favorable opinion of Milbank LLP, legal counsel to Borrower and Clark Hill Strasburger legal counsel to the Pledgor, as to such matters as Lender may reasonably request.

(l)     Additional Information. Such additional documents, instruments and information as Lender may request.

Section 3.2 Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (i) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, provided that solely for purposes of this Amendment, the last sentence of the representation and warranty contained in Section 6.12 of the Agreement shall be qualified by any direct result of the COVID-19 pandemic, (ii) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (iii) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

Section 3.3 COVID-19 Additional Provisions. Borrower shall provide Lender with monthly updates (which updates may be provided over the telephone or via electronic mail) on the last Friday of each calendar month as to the status of Borrower’s Government Loans, including, without limitation, updates related to the funding, use of proceeds and debt forgiveness for such Government Loans.

ARTICLE IV.

Ratifications, Representations, and Warranties

Section 4.1     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 4.2 Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lender that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (ii) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, provided that solely for purposes of this Amendment, the last sentence of the representation and warranty

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contained in Section 6.12 of the Agreement shall be qualified by any direct result of the COVID-19 pandemic, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (v) Borrower is indebted to Lender pursuant to the terms of the Revolving Credit Note, in the form attached hereto, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, (vi) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Revolving Credit Note as the same may have been renewed, modified or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (vii) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender’s performance under the Loan Documents.

ARTICLE V.
Miscellaneous

Section 5.1     Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 5.3 Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender’s legal counsel.

Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO

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HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.7 Counterparts. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10 RELEASE. IN CONSIDERATION OF LENDER’S AGREEMENTS CONTAINED HEREIN, EACH OF BORROWER AND PLEDGOR (FOR ITSELF AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS) HEREBY WAIVES, AND RELEASES LENDER AND ITS OFFICERS, EMPLOYEES, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS FROM, ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES), WHETHER KNOWN OR UNKNOWN, ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT OR (C) ANY BREACH BY BORROWER OR PLEDGOR OF ANY COVENANT, AGREEMENT OR REPRESENTATION CONTAINED IN THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT.

Section 5.11 INDEMNIFICATION. BORROWER, INDIVIDUALLY AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS

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(COLLECTIVELY, THE “INDEMNIFYING PARTIES”), HEREBY UNCONDITIONALLY AND IRREVOCABLY INDEMNIFIES AND HOLDS HARMLESS LENDER AND ITS OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, DAMAGES, ACTIONS, CAUSES OF ACTION, LIABILITY OR SUITS AT LAW OR IN EQUITY, OF WHATEVER KIND OR NATURE, WHETHER ARISING UNDER STATE OR FEDERAL LAW, RULE OR REGULATION, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER KNOWN OR UNKNOWN OR ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY IN ANY WAY RELATE TO, ARE BASED UPON, OR ARISE OUT OF ANY CIRCUMSTANCE, EVENT, MATTER, OCCURRENCE, COURSE OF DEALING, TRANSACTION, FACT, ACT, OMISSION, OBLIGATION, DUTY, RESPONSIBILITY, WARRANTY, STATEMENT OR REPRESENTATION WHATSOEVER RELATED IN ANY WAY TO (A) THE AGREEMENT, (B) THIS AMENDMENT, (C) ANY OTHER RELATED DOCUMENT OR (D) ANY DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH OR IN EVIDENCE OF ANY INDEBTEDNESS BETWEEN BORROWER AND ANY GUARANTOR AND LENDER (ALL OF WHICH CLAIMS ARE REFERRED TO COLLECTIVELY AS THE “INDEMNIFIED CLAIMS”), INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, INDEMNIFIED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF AN INDEMNIFIED PARTY, PROVIDED THAT THE OBLIGATIONS OF THE INDEMNIFYING PARTIES UNDER THIS SECTION SHALL NOT APPLY TO THE EXTENT AN INDEMNIFIED CLAIM AROSE FROM AN INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EACH INDEMNIFYING PARTY HEREBY COVENANTS AND AGREES NOT TO IN ANY MANNER WHATSOEVER SUE ANY INDEMNIFIED PARTY IN ANY COURT OR TRIBUNAL OR BRING ANY ACTION, LAWSUIT OR CAUSE OF ACTION (WHETHER BY WAY OF DIRECT ACTION, COUNTERCLAIM, CROSSCLAIM OR INTERPLEADER) AGAINST ANY INDEMNIFIED PARTY IN ANY MANNER WHATSOEVER BASED UPON ANY MATTER DIRECTLY OR INDIRECTLY RELATED TO ANY INDEMNIFIED CLAIM.

Section 5.12 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THE AGREEMENT AND THE LOAN DOCUMENTS.

Section 5.13 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR

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COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[SIGNATURE PAGE FOLLOWS]

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Executed as of the date first written above.

BORROWER:

HARTE HANKS, INC.

By:

Name: Title:

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Annalese Smolik Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

Executed as of the date first written above.

BORROWER:

HARTE HANKS, INC.

By:

Name:

Title:

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

Armalese Smolik Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

The undersigned Pledgor hereby consents and agrees to this Amendment and the other Loan Documents executed and/or delivered in connection with this Amendment and agrees that the Amended and Restated Pledge Agreement executed by Pledgor in substantially the form of Annex "C" attached hereto shall be the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with its terms and shall secured the repayment of the Obligations, including, without limitation, as evidenced by the renewal, extension and decrease of the Revolving Credit Note in substantially the form of Annex "A" attached hereto, as renewed, extended and/or modified from time to time.

The undersigned Pledgor further agrees that, by its execution of this Amendment in the space provided below, (a) it is obligated under Section 5.10 of this Amendment as if it were a party to this Amendment, and (b) acknowledges and agrees that Lender has no obligation to monitor or enforce Borrower's obligations to Pledgor under the Second Amended and Restated Fee, Reimbursement and Indemnity Agreement dated as of May 11 , 2020, between Borrower and Pledgor, including, without limitation, to monitor or enforce Borrower's obligations therein to comply with its Borrowing Base (as therein defined) obligations.

HHS GUARANTY, LLC

By:

Name: Title:

(Signature Page to Third Amendment to Credit Agreement]

LIST OF ANNEXES

Annex     Document

A     Revolving Credit Note

B     New Note Purchase Agreement

C     Amended and Restated Pledge Agreement

D     Second Amendment to Security Agreement

Annexes

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ANNEX A

REVOLVING CREDIT NOTE

Annex A - i

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REVOLVING PROMISSORY NOTE

$19,000,000.00     May 11, 2020

FOR VALUE RECEIVED, HARTE HANKS, INC., a Delaware corporation (“Borrower”), having an address at 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, hereby promises to pay to the order of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns and any subsequent holders of this Note, “Lender”), as hereinafter provided, the principal sum of NINETEEN MILLION AND NO/100 DOLLARS ($19,000,000.00) or so much thereof as may be advanced by Lender from time to time hereunder to or for the benefit or account of Borrower, together with interest thereon at the Note Rate (as hereinafter defined), and otherwise in strict accordance with the terms and provisions hereof.

1.     DEFINITIONS

1.1     Definitions. As used in this Note, the following terms shall have the following meanings:

“Applicable Margin” means the percent per annum set forth below:

Applicable Margin for Base Rate Portion	Applicable Margin for LIBOR Portion

-0.75%	1.95%

“Applicable Rate” means: (a) in the case of a Portion bearing interest based upon the Base Rate, the Base Rate plus the Applicable Margin; and (b) in the case of a Portion bearing interest based upon LIBOR, LIBOR plus the Applicable Margin.

“Base Rate” means for any day, a rate of interest equal to the Prime Rate for such day. “Borrower” has the meaning set forth in the introductory paragraph of this Note.

“Business Day” means a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized or required by law to be closed. Unless otherwise provided, the term “days” when used herein means calendar days.

“Change” means (a) any change after the date of this Note in the risk-based capital guidelines applicable to Lender, or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Note that affects capital adequacy or the amount of capital required or expected to be maintained by Lender or any entity controlling Lender; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change,” regardless of the date enacted, adopted or issued.

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“Charges” means all fees, charges and/or any other things of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law.

“Credit Agreement” means the Credit Agreement dated as of April 17, 2017, executed by Lender and Borrower, as amended by First Amendment to Credit Agreement dated as of January 9, 2018 and Second Amendment to Credit Agreement dated as of even date herewith, as modified, amended, renewed, extended, and restated from time to time.

“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

“Default Interest Rate” means a rate per annum equal to the Note Rate plus four percent (4%), but in no event in excess of the Maximum Rate.

“Event of Default” has the meaning set forth in the Credit Agreement.

“Funding Loss” means the amount (which shall be payable on demand by Lender) necessary to promptly compensate Lender for, and hold it harmless from, any loss, cost or expense incurred by Lender as a result of:

(a)     any payment or prepayment of any Portion bearing interest based upon LIBOR on a day other than the last day of the relevant LIBOR Interest Period (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

(b)     any failure by Borrower to prepay, borrow, continue or convert a Portion bearing or selected to bear interest based upon LIBOR on the date or in the amount selected by Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Portion or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by Lender in connection with the foregoing. For purposes of calculating amounts payable by Borrower to Lender hereunder, Lender shall be deemed to have funded the Portion based upon LIBOR by a matching deposit or other borrowing in the London inter-bank market for a comparable amount and for a comparable period, whether or not such Portion was in fact so funded.

“Lender” has the meaning set forth in the introductory paragraph of this Note.

“LIBOR” means, with respect to each LIBOR Interest Period, the rate (expressed as a percentage per annum and adjusted as described in the last sentence of this definition of LIBOR) for deposits in United States Dollars (commonly known as “LIBOR”) for a term equal to the LIBOR Interest Period that is published or announced on Bloomberg BTMM as calculated by Intercontinental Exchange (ICE) Benchmark Administration Limited (“ICE”) (or any successor thereto) as of 11:00 a.m., London, England, time, on the related LIBOR Determination Date. If such rate shall cease to be published or announced on Bloomberg BTMM or if Lender determines (which determination shall be conclusive absent manifest error) that the rate calculated by ICE no longer accurately reflects the

REVOLVING NOTE     PAGE 2 OF 13

rate available to Lender in the London interbank market and, that such circumstance is likely to be temporary, LIBOR shall be determined by Lender to be the offered rate as announced by a recognized commercial service as representing the average LIBOR rate for deposits in United States dollars for a term equal to the LIBOR Interest Period as of 11:00 a.m. on the relevant LIBOR Determination Date.

LIBOR shall be adjusted on each LIBOR Determination Date by dividing LIBOR by a number determined by subtracting from 1.00 the then-stated maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained by member banks of the United States Federal Reserve System for eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

Notwithstanding anything herein to the contrary, in no event shall LIBOR (or any Alternative Rate) ever be less than one percent (1.00%). LIBOR and any Alternative Rate may be adjusted from time to time in Lender’s sole discretion for then-applicable, but actual, reserve requirements, deposit insurance assessment rates, marginal emergency, supplemental, special and other reserve percentages, and other actual regulatory costs.

“LIBOR Banking Day” means a day on which commercial banks in the City of London, England are open for business and dealing in offshore dollars.

“LIBOR Determination Date” means a day that is three (3) LIBOR Banking Days prior to the beginning of the relevant LIBOR Interest Period.

“LIBOR Interest Period” means a period of one (1) month. The first day of the interest period must be a LIBOR Banking Day. The last day of the interest period and the actual number of days during the interest period will be determined by Lender using the practices of the London inter-bank market.

“Loan Documents” has the meaning set forth in the Credit Agreement. “Maturity Date” means April 17, 2022.

“Maximum Rate” means, at all times, the maximum rate of interest which may be charged, contracted for, taken, received or reserved by Lender in accordance with applicable Texas law (or applicable United States federal law to the extent that such law permits Lender to charge, contract for, receive or reserve a greater amount of interest than under Texas law). The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.

“Note” means this Note.

“Note Rate” means the rate equal to the lesser of (a) the Maximum Rate or (b) the Applicable Rate.

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“Payment Date” means the first day of each and every calendar month during the term of this Note.

“Portion” means any principal amount bearing interest based upon the Base Rate or LIBOR.

“Prime Rate” means, for any day, the rate of interest announced from time to time by Lender as its “base” or “prime” rate of interest, which Borrower hereby acknowledges and agrees may not be the lowest interest rate charged by Lender and is set by Lender in its sole discretion, changing when and as said prime rate changes. Notwithstanding anything herein to the contrary, in no event shall the Prime Rate ever be less than three and one-fourth percent (3.25%).

“Related Indebtedness” means any and all indebtedness paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such indebtedness which has been paid or is payable by Borrower to Lender under this Note.

1.2     Rules of Construction. Any capitalized term used in this Note and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require. All personal pronouns used herein, whether used in the masculine, feminine or neutral gender, shall include all other genders; the singular shall include the plural and vice versa.

2.     PAYMENT TERMS

2.1     Payment of Principal and Interest; Revolving Nature. All accrued but unpaid interest on the principal balance of this Note outstanding from time to time shall be payable on each Payment Date. The then outstanding principal balance of this Note and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of the Credit Agreement; provided, however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this Note at any time shall be the total amount advanced hereunder by Lender less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by Lender or otherwise noted in Lender’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time.

2.2     Application. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Borrower shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents; (b) the payment of accrued but unpaid interest hereon; and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If an Event of Default exists under this Note or under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any

REVOLVING NOTE     PAGE 4 OF 13

time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified in this Section 2.2 and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.

2.3     Payments. All payments under this Note made to Lender shall be made in immediately available funds at 745 E. Mulberry, Suite 300, San Antonio Texas 78212 (or at such other place as Lender, in Lender’s sole discretion, may have established by delivery of written notice thereof to Borrower from time to time), without offset, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. Payments by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Lender in full. Payments in immediately available funds received by Lender in the place designated for payment on a Business Day prior to 11:00 a.m. (Dallas, Texas time) at such place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Lender on a day other than a Business Day or after 11:00 a.m. (Dallas, Texas time) on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on this Note shall become due and payable on a day other than a Business Day, then such payment shall be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment.

2.4     Rate Selection, Etc. (a) Borrower may select, subject to the terms and conditions set forth below, a Note Rate based upon either LIBOR or the Base Rate for the entire principal amount of this Note then outstanding or any Portion thereof. Borrower’s ability to select a Note Rate based on LIBOR shall be subject to the definition of “LIBOR” in Section 1 and be suspended or terminated as provided for therein and in this Section 2.4. No more than three (3) LIBOR Interest Periods may be outstanding at any time, and each Portion bearing interest based on LIBOR shall be at least $100,000. Borrower may designate the Portion to bear interest based upon LIBOR by giving Lender written notice of its selection before 11:00 a.m. (Dallas, Texas time) on the LIBOR Determination Date, which selection shall be irrevocable, for each LIBOR Interest Period. If an Event of Default has occurred and is continuing, the option to select LIBOR as a basis for the Note Rate shall be terminated. No LIBOR Interest Period may extend beyond the Maturity Date. Any Portion for which LIBOR Interest Period is not selected shall bear interest at a Note Rate based upon the Base Rate. The determination by Lender of the Note Rate shall, in the absence of manifest error, be conclusive and binding in all respects.

(b)     Notwithstanding anything contained herein to the contrary and subject to clause 2.4(c) below, if at any time, Lender determines (which determination shall be conclusive in the absence of manifest error) that (i) ICE (or any other successor thereto) has ceased to calculate LIBOR, (ii) deposits in United States Dollars in the relevant amounts and of the relevant maturity are not being offered to banks in the London interbank market for the applicable amount and requested LIBOR Interest Period, (iii) adequate and reasonable means do not exist for determining LIBOR for any requested LIBOR Interest Period, (iv) LIBOR for any requested LIBOR Interest Period does not accurately reflect the rate available to Lender in the London interbank market, (v) any applicable law or regulation or any change therein on the interpretation or application thereof or compliance therewith by Lender prohibits, restricts, or makes impossible the charging of interest based on LIBOR or shall make it unlawful for Lender to make or maintain the indebtedness evidenced by this Note in Eurodollars, (vi) LIBOR does not adequately and fairly reflect the cost to Lender of making or maintaining the Loan, due to changes in administrative costs, fees, tariffs and taxes and other matters

REVOLVING NOTE     PAGE 5 OF 13

outside of Lender’s reasonable control, then Lender shall give Borrower prompt notice thereof, and this Note shall bear interest, and continue to bear interest until Lender determines that the applicable circumstance described in the foregoing clauses (b)(i), (ii), (iii), (iv), (v) or (vi) no longer pertains, at the Base Rate plus Applicable Margin.

(c)     If, at any time, Lender determines (which determination shall be conclusive absent manifest error) that (i) any circumstance described in clauses (b)(i)-(b)(vi) has arisen and is not likely to be temporary, or (ii) if (x) ICE or the Alternative Reference Rates Committee convened by the Board of Governors of the Federal Reserve System has announced a commercial loan index as an alternative to LIBOR and commercial banks in the United States are using such alternative loan index for new commercial loans, (y) LIBOR is no longer being widely used by commercial banks as a loan index in the United States for new commercial loans similar to the loan to Borrower, or (z) a governmental authority having jurisdiction over Lender has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for new commercial loans originated in the United States, then Lender may notify Borrower of such circumstance. Following such notice, any obligation of Lender to maintain any indebtedness under this Note at a rate based on LIBOR and Borrower’s option to elect a rate based on LIBOR shall terminate; provided, however, Lender may establish an alternate index rate of interest to LIBOR (and an interest rate margin) after giving due consideration to the then-prevailing market convention for determining an index rate of interest for new commercial loans originated by commercial banks in the United States as determined by Lender (the “Alternative Rate”). If requested by Lender, Borrower shall enter into an amendment to this Note to reflect the Alternative Rate and such other related changes to this Note as may be applicable. If no Alternative Rate has been established and Lender has notified Borrower that any circumstance under clauses (c)(i) or (c)(ii) has arisen, then any indebtedness under this Note shall bear interest (and continue to bear interest) at the Base Rate (with LIBOR no longer being used to determine the Base Rate) plus the Applicable Margin unless and until an Alternative Rate is established.

2.5     Computation Period. Interest on the indebtedness evidenced by this Note shall be computed on the basis of a three hundred sixty (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided in Section 2.3 hereof. Each determination by Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.6     Prepayment. Borrower shall have the right to prepay, at any time and from time to time upon at least five (5) Business Days prior written notice to Lender, without fee, premium or penalty, all or any portion of the outstanding principal balance hereof; provided, however, that (a) such prepayment shall also include any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lender under the other Loan Documents on or before the date of prepayment, but which have not been fully paid and (b) such prepayment shall also include any Funding Loss. Prepayments of principal shall be applied in inverse order of maturity.

2.7     Unconditional Payment. Borrower is and shall be obligated to pay all principal,

interest and any and all other amounts which become payable under this Note or under any of the

REVOLVING NOTE     PAGE 6 OF 13

other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

2.8     Partial or Incomplete Payments. Remittances in payment of any part of this Note other than in the required amount in immediately available funds at the place where this Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default in the payment of this Note.

2.9     Default Interest Rate. For so long as any Event of Default exists under this Note or under any of the other Loan Documents, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of Lender hereunder, interest shall accrue on the outstanding principal balance hereof at the Default Interest Rate, and such accrued interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender’s actual damages resulting from any late payment or Event of Default, and such late charges and accrued interest are reasonable estimates of those damages and do not constitute a penalty.

2.10 Late Charge. At the option of Lender, Borrower will pay Lender, on demand, (i) a “late charge” equal to $2,500 (but not to exceed the Maximum Rate) when such installment is not paid within five (5) days following the date such installment is due and (ii) a processing fee in the amount of $25.00 for each check which is provided to Lender by Borrower in payment for an obligation owing to Lender under any Loan Document but is returned or dishonored for any reason, in order to cover the additional expenses involved in handling delinquent and returned or dishonored payments.

2.11 Change. If Lender determines that the amount of capital required or expected to be maintained by Lender or any entity controlling Lender, is increased as a result of a Change, then, within fifteen (15) days of demand by Lender, Borrower shall pay to Lender the amount necessary to compensate Lender for any shortfall in the rate of return on the portion of such increased capital that Lender determines is attributable to this Note or the principal amount outstanding hereunder (after taking into account Lender’s policies as to capital adequacy).

REVOLVING NOTE     PAGE 7 OF 13

3.     EVENT OF DEFAULT AND REMEDIES

3.1     Remedies. Upon the occurrence of an Event of Default, Lender shall have the right to exercise any rights and remedies set forth in the Credit Agreement and the other Loan Documents.

3.2     Remedies. Upon the occurrence of an Event of Default, Lender shall have the immediate right, at the sole discretion of Lender and without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action (ALL OF WHICH BORROWER HEREBY EXPRESSLY WAIVES AND RELINQUISHES): (a) to declare the entire unpaid balance of the indebtedness evidenced by this Note (including, without limitation, the outstanding principal balance hereof, all sums advanced or accrued hereunder or under any other Loan Document, and all accrued but unpaid interest thereon) at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity; (b) to foreclose any Liens and security interests securing payment hereof or thereof (including, without limitation, any Liens and security interests); and (c) to exercise any of Lender’s other rights, powers, recourses and remedies under the Loan Documents or at law or in equity, and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, singly, successively, or concurrently against Borrower or others obligated for the repayment of this Note or any part hereof, or against any one or more of them, at the sole discretion of Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property or any portion thereof.

3.3 WAIVERS. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION OR ANY OTHER NOTICES OR ANY OTHER ACTION. BORROWER AND ANY ENDORSERS OR GUARANTORS HEREOF SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF THE OBLIGATIONS EVIDENCED BY THIS NOTE OR BY THE OTHER LOAN DOCUMENTS.

4.     GENERAL PROVISIONS

4.1     No Waiver; Amendment. No failure to accelerate the indebtedness evidenced by this

Note by reason of an Event of Default hereunder, acceptance of a partial or past due payment, or

REVOLVING NOTE     PAGE 8 OF 13

indulgences granted from time to time shall be construed (a) as a novation of this Note or as a reinstatement of the indebtedness evidenced by this Note or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (b) to prevent the exercise of such right of acceleration or any other right granted under this Note, under any of the other Loan Documents or by any applicable laws. Borrower hereby expressly waives and relinquishes the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under this Note or under any of the other Loan Documents, or at law or in equity. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender specifically, unequivocally and expressly agrees otherwise in writing.

4.2     Interest Provisions.

(a)     Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the Maximum Rate or amount of interest payable on the indebtedness evidenced by this Note and the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged, taken, reserved or received by reason of Lender’s exercise of the option to accelerate the maturity of this Note and/or the Related Indebtedness, or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of this Note and/or the Related Indebtedness, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Lender shall be credited on the principal balance of this Note and/or the Related Indebtedness (or, if this Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, that if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrower and/or credit such excess interest against this Note and/or any Related Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest

REVOLVING NOTE     PAGE 9 OF 13

to Borrower or crediting such excess interest against this Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by this Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note and/or the Related Indebtedness does not exceed the Maximum Rate from time to time in effect and applicable to this Note and/or the Related Indebtedness for so long as debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

(b)     Ceiling Election. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Rate payable on the Note and/or any other portion of the Obligations, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

4.3     WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.3.

4.4     GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS NOTE SHALL

BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW. THIS AGREEMENT HAS BEEN ENTERED INTO IN BEXAR COUNTY, TEXAS, AND IS PERFORMABLE FOR ALL PURPOSES IN BEXAR COUNTY, TEXAS. THE PARTIES HEREBY AGREE THAT ANY LAWSUIT, ACTION, OR PROCEEDING THAT IS BROUGHT (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR

REVOLVING NOTE     PAGE 10 OF 13

RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS SHALL BE BROUGHT IN A STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN BEXAR COUNTY, TEXAS. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH LAWSUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND (C) FURTHER WAIVES ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREE THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AT THE ADDRESS FOR NOTICES REFERENCED IN SECTION 11.11 OF THE CREDIT AGREEMENT.

4.5     Relationship of the Parties. Notwithstanding any prior business or personal relationship between Borrower and Lender, or any officer, director or employee of Lender, that may exist or have existed, the relationship between Borrower and Lender is solely that of debtor and creditor, Lender has no fiduciary or other special relationship with Borrower, Borrower and Lender are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

4.6     Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them. The terms “Borrower” and “Lender” as used hereunder shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties, by operation of law or otherwise, and all other persons claiming by, through or under them.

4.7     Time is of the Essence. Time is of the essence with respect to all provisions of this

Note and the other Loan Documents.

4.8     Headings. The Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, define, limit, amplify or be used in construing the text, scope or intent of such Sections or Subsections or any provisions hereof.

4.9     Controlling Agreement. In the event of any conflict between the provisions of this

Note and the Credit Agreement, it is the intent of the parties hereto that the provisions of the Credit Agreement shall control. In the event of any conflict between the provisions of this Note and any of the other Loan Documents (other than the Credit Agreement), it is the intent of the parties hereto that the provisions of this Note shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Note and the other Loan Documents and that this Note and the other Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

4.10 Notices. Whenever any notice is required or permitted to be given under the terms of this Note, the same shall be given in accordance with Section 11.11 of the Credit Agreement.

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4.11 Severability. If any provision of this Note or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Note nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

4.12 Right of Setoff. In addition to all Liens upon and rights of setoff against the money, securities, or other property of Borrower given to Lender that may exist under applicable law, Lender shall have and Borrower hereby grants to Lender a Lien upon and a right of setoff against all money, securities, and other property of Borrower, now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, for safe-keeping or otherwise, and every such Lien and right of setoff may be exercised without demand upon or notice to Borrower. No Lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such Lien, or by any delay in so doing, and every right of setoff and Lien shall continue in full force and effect until such right of setoff or Lien is specifically waived or released by an instrument in writing executed by Lender.

4.13 Costs of Collection. If any holder of this Note retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Note or any part hereof, or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to the principal balance hereof and all interest hereon, all costs and expenses of collection or incurred by such holder or in any such suit or proceeding, including, but not limited to, reasonable attorneys’ fees.

4.14 Statement of Unpaid Balance. At any time and from time to time, Borrower will furnish promptly, upon the request of Lender, a written statement or affidavit, in form satisfactory to Lender, stating the unpaid balance of the indebtedness evidenced by this Note and the Related Indebtedness and that there are no offsets or defenses against full payment of the indebtedness evidenced by this Note and the Related Indebtedness and the terms hereof, or if there are any such offsets or defenses, specifying them.

4.15 FINAL AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.16 Renewal, Extension and Decrease. This Note is executed in renewal, extension and decrease of, and not in novation or discharge of, that certain promissory note dated May 7, 2019, executed by Borrower and payable to the order of Lender in the original principal amount of $22,000,000.00, which promissory note was extended in renewal and extension of, but not in novation or discharge of, that certain promissory note dated January 9, 2018, executed by Borrower and payable to the order of Lender in the original principal amount of $22,000,000.00, which promissory note was executed in renewal, extension and increase of, and not in novation or discharge of, that certain promissory note dated April 17, 2017, executed by Borrower and payable to the order of Lender in the original principal amount of $20,000,000.00.

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IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.

BORROWER:

HARTE HANKS, INC.

By:

Name:

Title:

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ANNEX B

NEW NOTE PURCHASE AGREEMENT

Annex B - i

25612750v.8 106916/01653

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made and dated as of the 11th day of May, 2020, by and between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Seller”) and HHS Guaranty, LLC, a Texas limited liability company (“Purchaser”).

RECITALS

A.     Seller, as lender, and Harte Hanks, Inc., a Delaware corporation (“Borrower”), as borrower, have entered into that certain Credit Agreement dated as of April 17, 2017, as amended by that certain First Amendment to Credit Agreement (the “First Amendment”) dated as of January 9, 2018, that certain Second Amendment to Credit Agreement (the “Second Amendment”) dated as of May 7, 2019, and that certain Third Amendment to Credit Agreement (the “Third Amendment”) dated as of even date herewith (as amended, and as the same may be further amended, supplemented or modified from time to time, the “Credit Agreement”).

B.     Purchaser and Seller entered into that certain Note Purchase Agreement dated as of April 17, 2017 (the “Original Note Purchase Agreement”), pursuant to which Purchaser was obligated to purchase the promissory note described therein (the “Original Note”) from Seller upon the terms and conditions described in the Original Note Purchase Agreement.

C.     Pursuant to the First Amendment, Borrower executed that certain promissory note dated January 9, 2018, payable to the order of Seller in the original principal amount of $22,000,000.00 (the “First Renewal Note”), which First Renewal Note was executed in renewal, extension and increase of the Original Note.

D.     Pursuant to the First Amendment, Purchaser and Seller entered into that certain Note Purchase Agreement dated as of January 9, 2018 (the “First Amended and Restated Note Purchase Agreement”) which amended and restated the Original Note Purchase Agreement, pursuant to which Purchaser was obligated to purchase the First Renewal Note from Seller upon the terms and conditions described in the First Amended and Restated Note Purchase Agreement.

E.     Pursuant to the Second Amendment, Borrower executed that certain promissory note dated May 7, 2019, payable to the order of Seller in the original principal amount of $22,000,000.00 (the “Second Renewal Note”), which Second Renewal Note was executed in renewal and extension of the First Renewal Note.

F.     Pursuant to the Second Amendment, Purchaser and Seller entered into that certain Note Purchase Agreement dated as of May 7, 2019 (the “Second Amended and Restated Note Purchase Agreement”) which amended and restated the First Amended and Restated Note Purchase Agreement pursuant to which Purchaser was obligated to purchase the Second Renewal Note from Seller upon the terms and conditions described in the Second Amended and Restated Note Purchase Agreement.

25614303v.3

G.     Pursuant to the Third Amendment, Borrower executed that certain promissory note dated as of even date herewith (herein called the “Third Renewal Note” or the “Note”), which Third Renewal Note was executed in renewal, extension and decrease of the Second Renewal Note.

H.     Purchaser and Seller desire to amend and restate, in its entirety, the Second Amended and Restated Note Purchase Agreement by entering into this Agreement setting forth the terms and conditions governing the purchase and sale of the Second Renewal Note.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants contained herein, the parties hereto hereby amend and restate the Second Amended and Restated Note Purchase Agreement and agree as follows:

ARTICLE I

DEFINITIONS

In this Agreement, the following terms have the following meanings:

1.1     “Pledge Agreement” shall mean the Pledge Agreement (as defined in the Credit

Agreement), as amended and restated by the Amended and Restated Pledge Agreement dated as of even date herewith.

1.2     “Loan Package” shall mean the Credit Agreement, the Third Renewal Note, the

Pledge Agreement and those of the Related Agreements which are to be sold and assigned to Purchaser from time to time hereunder.

1.3     “Obligor” means the Borrower.

1.4     “Related Agreements” shall mean those agreements executed and/or delivered in connection with the Credit Agreement.

ARTICLE II

PURCHASE AND SALE OF LOAN PACKAGE

2.1     Purchase Date. On or before the earliest of (a) three (3) Business Days (hereinafter defined) after notice from Seller to Purchaser of the occurrence of an Event of Default (as defined in the Credit Agreement) arising under Section 10.1(a), Section 10.1(e) or Section 10.1(f), or (b) five (5) Business Days after notice from Seller to Purchaser that the Borrowing Base (as defined in the Credit Agreement) is less than the Commitment, or (c) five (5) Business Days after notice from Purchaser to Seller of the occurrence of a Credit Support Event (as defined in that certain Second Amended and Restated Fee, Reimbursement and Indemnity Agreement, dated as of even date herewith, between Borrower and Purchaser), in each case which remains uncured (the “Outside Purchase Date”), Seller will sell to Purchaser, and Purchaser will purchase and take from Seller, all right, title and interest of Seller in the Loan Package for a purchase price (the “Purchase Price”) equal to (i) the sum of outstanding principal balance of the Note, plus (ii) interest accrued but unpaid on the Note, plus (iii) Seller’s reasonable costs and expenses in connection with such Event of Default and the sale of the Note, including, without limitation, reasonable attorneys’ fees.

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In addition, if there are any outstanding Letters of Credit (as defined in the Credit Agreement), Purchaser shall deposit with Seller cash in an amount equal to one hundred ten percent (110%) of the undrawn face amount of all outstanding Letters of Credit, to be held by Seller in escrow (the “Escrowed Funds”) upon terms reasonably satisfactory to Seller until such time no Letters of Credit remain outstanding and Seller has been repaid for all amounts drawn on such Letters of Credit. Seller shall from time to time use such Escrowed Funds to satisfy any drawings on such Letters of Credit funded by Seller. After all Letters of Credit have expired and Seller has been reimbursed for all draws funded by Seller on such Letters of Credit, Seller shall return all remaining Escrow Funds to Purchaser. As used herein, “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized to be closed or in fact closed and, in addition to the above requirements, the days that the New York Stock Exchange is closed for normal trading.

2.2     Seller’s Deliveries. Upon receipt by the Seller of each of the documents, instruments and agreements referred to in Section 2.3 below, Seller shall deliver to Purchaser each of the following:

(a)     The original Third Renewal Note, duly endorsed as follows:

“Pay to the order of     , without recourse or warranty

of any kind except as expressly set forth in that certain Note Purchase Agreement dated as of April , 2020 between HHS Guaranty, LLC and Texas Capital Bank, National Association.

By:

Name: Title:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

     ”

(b)     The original Pledge Agreement and Related Agreements with respect to the Third Renewal Note (or a copy thereof certified by Seller as a true copy thereof); and

(c)     A UCC-3 financing statement, duly executed by Seller, assigning to Purchaser the rights of Seller as “Secured Party” under the UCC-1 financing statements reflecting Borrower as debtor included in the Related Agreements.

2.3     Conditions Precedent to Closing. As conditions precedent:

The obligation of Purchaser to purchase the Loan Package from Seller hereunder on or before the Outside Purchase Date shall only be conditioned upon the delivery to Purchaser the documents from Seller described in Section 2.2 above; provided that Seller shall not be obligated to deliver such documents to Purchaser unless and until Purchaser has delivered to Seller the Purchase Price in immediately available funds on or before the Outside Purchase date. In the event that Purchaser has not delivered such Purchase Price to Seller on or before the Outside Purchase Date, Seller shall be entitled to liquidate all collateral pledged to Seller under the Pledge

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Agreement of Purchaser in favor of Seller dated as of even date herewith without any further notice to Purchaser or any other Person.

2.4     Closing; Effective Date. The sale contemplated by this Agreement shall be effective upon receipt by Seller, in immediately available funds, of the entire Purchase Price and delivery of possession of the Loan Package to Purchaser, which shall be deemed to have occurred for all purposes at the opening of business of Seller on the date all conditions precedent set forth above have been met or waived in writing (the “Effective Date”). All risk of loss of diminution of value of any collateral pledged by Borrower to Seller shall be on Seller until the Effective Date and on Purchaser from and after the Effective Date.

2.5     Non-Recourse Sale. It is agreed by the parties hereto that the purchase and sale of the Loan Package hereunder is as is without recourse to, and without representation or warranty, express (except as expressly set forth in Article III below) or implied by, Seller. Purchaser agrees that the purchase of the Loan Package by Purchaser, and the sale of the Loan Package by Seller, shall be AS IS WITH ALL FAULTS WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, IT BEING THE INTENTION OF SELLER AND PURCHASER TO EXPRESSLY NEGATE AND EXCLUDE ALL WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE LOAN PACKAGE OR BY ANY SAMPLE OR MODEL AND ANY OTHER WARRANTIES CONTAINED IN OR CREATED BY THE TEXAS UNIFORM COMMERCIAL CODE OR ANY OTHER LAW, except that the foregoing shall not be construed to negate the warranty of title hereinafter expressly set forth in Article III below.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

To induce Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser that:

3.1     Legal Status. Seller holds a valid Certificate of Authority from the Comptroller of the Currency of the United States of America to do business as a national banking association under the laws of the United States.

3.2     Authority and Enforceability. The execution, delivery and performance of this

Agreement by Seller have been duly authorized by all necessary corporate action on the part of Seller.

3.3     Ownership. Seller owns the Note free and clear of all liens, security interests and encumbrances in favor of any third party.

3.4     Exclusive Representations and Warranties. The representations and warranties set forth in this Article III are the sole and exclusive representations and warranties made by Seller, its representatives, agents, officers, directors and other employees, with respect to the Loan

25614303v.3

Package, the sale thereof to Purchaser hereunder or otherwise. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by Purchaser that no covenant, agreement, representation or warranty made by Seller or any such other person, herein or otherwise, shall be construed as a warranty, representation, guaranty or other agreement or acknowledgement as to, nor does Seller or any such other person assume any responsibility for:

(a)     The creditworthiness of the Obligor or the collectability of the Note by reason of the Obligor’s ability to make payments with respect thereto; or

(b)     The conformity of the Loan Package with laws and regulations binding upon Seller or Purchaser; or

(c)     The genuineness, legality, validity or enforceability of the Note, the Pledge Agreement and/or any Related Agreement, whether by Seller or otherwise.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

To induce Seller to enter into this Agreement, Purchaser represents and warrants to Seller that:

4.1     Legal Status. Purchaser is limited liability company which is duly organized, validly existing and in good standing under the laws of the State of Texas.

4.2     Capacity. Purchaser has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of this Agreement and to carry out the transactions contemplated hereby, including to purchase the Loan Package from Seller.

4.3     Authority and Enforceability. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action, including without limitation, the members who have organized and contributed capital to Purchaser.

4.4     No Reliance. (a) Purchaser has, independently and without reliance upon Seller or any of Seller’s officers, directors, employees, agents or affiliates, and based upon such documents and information as Purchaser has deemed appropriate, made its own appraisal of and investigation into the Obligor, and the Loan Package and made its decision to enter into this Agreement and to purchase the Loan Package pursuant hereto.

(b)     Specifically, and not in limitation of the foregoing provisions of this Section 4.4, Purchaser acknowledges that it has reviewed the Loan Package, and specifically the representations and warranties and the affirmative and negative covenants sections in the Credit Agreement, and expressly consent to those “non-customary” revisions requested by Borrower and made by Lender.

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ARTICLE V

INDEMNIFICATION

5.1     Indemnification. Purchaser hereby agrees to indemnify, defend and hold harmless

Seller from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including reasonable attorneys’ fees), actions or causes of action (“Indemnified Matters”) assessed against or imposed upon Seller by any person or entity, including Borrower, arising out of or related to:

(a)     the execution, delivery and/or performance of this Agreement by Seller and/or the consummation of the transaction contemplated hereby, including any contention, whether well-founded, baseless or otherwise, that there has been a violation of or failure to comply with any existing law or regulation or any duty, contractual or otherwise, of Seller to any person or entity, or

(b)     any act or failure of Seller or any other person or entity, or

(c)     any action or inaction by Purchaser following the Effective Date as successor in interest to Seller under the Loan Package;

provided, however, that Purchaser shall have no obligation under this Section 5.1 with respect to any Indemnified Matter directly resulting from the gross negligence or willful misconduct of Seller.

ARTICLE VI

MISCELLANEOUS

6.1     Survival. The representations and warranties, covenants and agreements of Seller and Purchaser hereunder shall survive the Effective Date.

6.2     Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition, or of any other term, provision or condition of this Agreement.

6.3     Interpretation. Section, paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

6.4     Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with regard thereto.

6.5     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

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6.6     Confidentiality. Each of the parties hereto and their respective attorneys agrees to keep the terms of this Agreement confidential, and not to disclose the same to any other parties except to the extent necessary to implement the terms of this Agreement or as may be required by state or federal law, or by any other rule or other regulation to which the parties are subject, or as may otherwise be agreed to by both parties in writing.

6.7     Assignment. This Agreement shall not be assignable, by operation of law or otherwise, by Purchaser (or its successors or assigns) to any person or entity without the prior written consent of Seller. Any purported assignment in violation of this Section shall be void and of no effect as against Seller. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of Seller, Purchaser and their respective successors and assigns.

6.8     Amendment and Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

6.9     Counterparts. This Agreement may be executed in counterparts and such counterparts shall, when taken together, constitute one and the same agreement.

6.10 WAIVER OF TRIAL BY JURY. SELLER AND PURCHASER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN SELLER AND PURCHASER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN SELLER AND PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT TO PURCHASER TO PROVIDE THE FINANCING EVIDENCED BY THIS AGREEMENT AND THE LOAN PACKAGE.

6.11 Further Assurances. Following the Effective Date, each of Seller and Purchaser shall cooperate with the other and shall take such actions as may be reasonably requested (and which actions are consistent with the provisions of this Agreement) to obtain for the requesting party the benefit of the transaction contemplated hereby; provided, however, that the requesting party shall bear all costs and expenses associated with the requested action and shall defend, indemnify and hold harmless the party of whom such action is requested against any claims assessed against or incurred by such party in complying with such request (other than claims directly resulting from such party’s gross negligence or willful misconduct).

6.12 Amendment and Restatement. This Agreement represents and amendment and restatement in its entirety of the Second Amended and Restated Note Purchase Agreement. This Agreement shall not in any manner constitute or be construed as a novation, discharge, forgiveness, extinguishment or release of any obligation for amounts due under the Second Amended and Restated Note Purchase Agreement, which obligations are amended and restated by this Agreement and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

SELLER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Annalese Smolik

Senior Vice President

PURCHASER:

HHS GUARANTY, LLC

By:

David L. Copeland

Manager and President

[Signature Page to Note Purchase Agreement]

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ANNEX C

AMENDED AND RESTATED PLEDGE AGREEMENT

Annex C - i

25612750v.8 106916/01653

AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”) is entered into as of May 11, 2020 by and between HHS Guaranty, LLC, a Texas limited liability company (“Grantor”), and Texas Capital Bank, National Association, a national banking association (“Lender”), on behalf of itself and its Affiliates (“Secured Party”).

R E C I T A L S

WHEREAS, Borrower and Lender are entering into a Credit Agreement dated as of April 17, 2017, as amended by that certain First Amendment to Credit Agreement dates as of January 9, 2018, Second Amendment to Credit Agreement dated as of May 7, 2019 and Third Amendment to Credit Agreement dated as of May 11, 2020 (as amended and as it may be further amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, Grantor is entering into this Agreement in amendment and restatement of that certain Pledge Agreement dated as of April 17, 2017 by and between Grantor and Lender (as it may be amended, restated or modified from time to time, this “Agreement”) in order to, among other things, induce Lender to enter into and extend credit to Borrower under the Credit Agreement;

WHEREAS, the one or more of the members of the Grantor own shares of capital common stock of Borrower and the members have formed Grantor expressly in order to provide credit support for the obligations of Borrower to Lender under the Credit Agreement; and

WHEREAS, Grantor’s members will derive substantial direct and indirect benefit from the credit facilities being furnished by Lender to Borrower under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.     DEFINITIONS

1.1     Reference to Pledge Agreement. Unless otherwise specified, all references herein to Articles, Sections, Preliminary Statements, Exhibits, and Schedules refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, this Agreement. All Schedules include amendments and supplements thereto from time to time.

1.2     Principles of Construction. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neutral, as the context indicates is appropriate. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. All references to agreements and other contractual instruments shall be deemed to include subsequent amendments, permitted assignments and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of any Loan Document. Furthermore, any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

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1.3     Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Agreement with the same meaning; provided that, if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Article 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Article 9 definition shall prevail. All definitions herein shall be equally applicable to both the singular and plural forms of the defined terms. As used herein, the following terms have the meanings indicated:

“Borrower” means HARTE HANKS, INC, a Delaware corporation, and includes Borrower’s successors and assigns.

“Collateral” shall have the meaning set forth in Section 2.1.

“Control” shall have the meaning set forth in Section 9-314 of the UCC.

“Dispute” means any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Secured Party in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents.

“Grantor” has the meaning set forth in the introductory paragraph of this Agreement and includes Grantor’s successors and assigns.

“Instrument” means any “instrument”, as such term is defined in Section 9.102(a)(47) of the UCC.

“Investment Property” means any “investment property,” as such term is defined in Section 9102(a)(49) of the UCC, now owned or hereafter acquired by Grantor and held in the Pledged Account, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Grantor and held in the Pledged Account: (a) any Security, whether certificated or uncertificated; (b) any security entitlement; (c) any commodity contract.

“Investment Rights” means any securities, dividends or other distributions and any other right or property which Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Investment Property constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

“Obligations” means:

(a)     Borrower’s present and future obligations, liabilities and indebtedness under the Credit Agreement, and each Loan Document;

(b)     Grantor’s present and future obligations, liabilities and indebtedness under the Credit Agreement, and the New Note Purchase Agreement (as defined in the Credit Agreement);

25705872v.3

(c)     all future advances by Secured Party or its Affiliates to Borrower;

(d)     all costs and expenses, including all attorneys’ fees and legal expenses, incurred by Secured Party or its Affiliates to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement or any rights under the other Loan Documents;

(e)     the obligation to reimburse any amount that Secured Party (in its sole and absolute discretion) elects to pay or advance on behalf of Grantor following the occurrence of any Event of Default;

(f)     all other obligations, indebtedness, and liabilities of Borrower or Grantor, or either of them, to Secured Party or its Affiliates, now existing or hereafter arising;

(g)     all amounts owed under any extension, renewal, or modification of any of the foregoing; and

(h)     any of the foregoing that arises after the filing of a petition by or against Grantor or Borrower under the Bankruptcy Code, even if the obligations due do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise.

“Permitted Liens” means Liens permitted under Section 4.1(f).

“Pledged Account” means that certain securities account described on Exhibit A hereto.

“Proceeds” means any “proceeds,” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Section” means a numbered Section of this Agreement, unless another document is specifically referenced.

“Secured Obligations” means the Obligations, whether or not (a) such Obligations arise or accrue before or after the filing by or against Grantor of a petition under the Bankruptcy Code, or any similar filing by or against Grantor under the laws of any jurisdiction, or any bankruptcy, insolvency, receivership or other similar proceeding, (b) such Obligations are allowable under Section 502(b)(2) of the Bankruptcy Code or under any other insolvency proceedings, (c) the right of payment in respect of such Obligations is reduced to judgment, or (d) such Obligations are liquidated, unliquidated, similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several, matured, disputed, undisputed, legal, equitable, secured, or unsecured.

“Security” has the meaning set forth in Section 8-102(a)(15) of the UCC.

“Security Interests” means the pledge and security interests securing the Secured Obligations, including (a) the pledge and security interest in the Collateral granted in this Agreement, and (b) all other

25705872v.3

security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; provided, however, that in any event, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority (or terms of similar import in any applicable jurisdiction) of Secured Party’s Security Interest in any Collateral is governed by the UCC (or other similar law) as in effect in a jurisdiction (whether within or outside the United States) other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code (or other similar law) as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority (or terms of similar import in such jurisdiction) and for purposes of definitions related to such provisions.

2.     GRANT OF SECURITY INTEREST

2.1     Grant of Security Interest.

(a)     As collateral security for the Secured Obligations, Grantor hereby pledges and grants to Secured Party (including its Affiliates), a first priority Lien on and security interest in and to, and agrees and acknowledges that Secured Party has and shall continue to have, a Security Interest in and to, and assigns, transfers, pledges and conveys to Secured Party, all of Grantor’s right, title and interest in and to the Pledged Account and the Investment Property held therein including all funds, monies, certificates, checks, drafts, wire transfer receipts, and other earnings, profits, or other Proceeds from time to time representing, evidencing, deposited into, or held in Pledged Account and Investment Rights and Proceeds (the “Collateral”) now owned or hereafter acquired, wherever located, howsoever arising or created and whether now existing or hereafter arising, existing or created.

(b)     If the Security Interest granted hereby in any rights of Grantor under any contract included in the Collateral is expressly prohibited by such contract, then the Security Interest hereby granted therein nonetheless remains effective to the extent allowed by Article 9 of the UCC or other applicable law but is otherwise limited by that prohibition.

(c)     The Security Interests are granted as security only and shall not subject Secured Party or any holder of the Secured Obligations to, or transfer or in any way modify, any Obligations or liability of Grantor with respect to any of the Collateral.

2.2     Grantor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and Obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or Obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any Obligations or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the Obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

25705872v.3

2.3     Authorization to File Financing Statements. Grantor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that describe the Collateral and contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Grantor agrees to furnish any such information to Secured Party promptly upon request.

3.     REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Secured Party that:

3.1     Title, Authorization, Validity and Enforceability. Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(f), and has full power and authority to grant to Secured Party the Security Interest in such Collateral pursuant hereto. The execution and delivery by Grantor of this Agreement has been duly authorized by proper limited liability company proceedings, and this Agreement constitutes a legal, valid and binding obligation of Grantor and creates a Security Interest which is enforceable against Grantor in all now owned and hereafter acquired Collateral. When financing statements have been filed in the appropriate offices against Grantor in the locations listed on Exhibit B, Secured Party will have a fully perfected first priority Security Interest in that Collateral in which a Security Interest may be perfected by filing, subject only to Liens permitted under Section 4.1(f).

3.2     Conflicting Laws and Contracts. Neither the execution and delivery by Grantor of this Agreement, the creation and perfection of the Security Interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Grantor or Grantor’s articles or certificate of incorporation, bylaws, articles of organization or operating agreement or other charter documents, as the case may be, the provisions of any indenture, instrument or agreement to which Grantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of Secured Party).

3.3     Pledged Account. Exhibit A correctly identifies the securities accounts owned by Grantor and pledged hereunder as well as the institutions holding such account. No Person other than Grantor has control over any Investment Property pledged hereunder.

3.4     Litigation. There is no litigation investigation or governmental proceeding threatened against Grantor or any of its properties which if adversely determined would result in a Material Adverse Event with respect to the Collateral or Grantor.

3.5     No Other Names. Grantor has not conducted business under any name except the name in which it has executed this Agreement.

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3.6     No Default or Event of Default. No Default or Event of Default has occurred.

3.7     No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming Grantor as debtor has been filed in any jurisdiction except (a) financing statements naming Secured Party as the secured party, and (b) as permitted by Section 4.1(d).

3.8     Pledged Securities and Other Investment Property. Exhibit A sets forth a true, correct, and complete list of the Instruments, Securities and other Investment Property owned by Grantor and pledged hereunder. Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit A as being owned by it, free and clear of any Liens, other than Permitted Liens. Grantor further represents and warrants that (a) all such Instruments, Securities, or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security, or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and (b) with respect to any certificates delivered to Secured Party representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, Grantor has so informed Secured Party so that Secured Party may take steps to perfect its Security Interest therein as a general intangible.

4.     COVENANTS. From the date of this Agreement, and thereafter until this Agreement is terminated:

4.1     General.

(a)     Inspection. Grantor will permit Secured Party, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of Grantor with, and to be advised as to the same by, Grantor’s officers, employees, and accountants all at such reasonable times and intervals as Secured Party may determine, and all at Grantor’s expense.

(b)     Taxes. Grantor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which no Lien exists and as to which appropriate reserves are being maintained.

(c)     Records and Reports; Notification of a Default and Event of Default. Grantor will maintain true, complete, and accurate books and records with respect to the Collateral, and furnish to Secured Party such reports relating to the Collateral at such intervals as Secured Party shall from time to time request. Grantor will give prompt notice in writing to Secured Party of the occurrence of any Default or Event of Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral. Grantor shall mark its books and records to reflect the Security Interest of Secured Party under this Agreement.

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(d)     Financing Statements and Other Actions; Defense of Title. Grantor will deliver to Secured Party all financing statements and execute and deliver control agreements and other documents and take such other actions as may from time to time be requested by Secured Party in order to maintain a first perfected Security Interest in and, in the case of Investment Property and Pledged Account, Control of, the Collateral. Grantor will take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of Secured Party in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(e)     Disposition of Collateral. Grantor will not sell, lease or otherwise dispose of the Collateral.

(f)     Liens. Grantor will not create, incur, or suffer to exist any Lien on the Collateral except (i) the Security Interest created by this Agreement, and (ii) other Liens permitted pursuant to the Credit Agreement.

(g)     Change in Location, Jurisdiction of Organization or Name. Grantor will not (a) maintain a place of business at a location other than a location specified on Exhibit D, (b) change its name or taxpayer identification number, (c) change its mailing address, or (d) change its jurisdiction of organization, unless Grantor shall have given Secured Party not less than thirty (30) days’ prior written notice thereof, and Secured Party shall have determined that such change will not adversely affect the validity, perfection or priority of Secured Party’s Security Interest in the Collateral. Prior to making any of the foregoing changes, Grantor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of its Security Interest in all of the Collateral

(h)     Other Financing Statements. Grantor will not sign or authorize the signing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral, except for Permitted Liens.

     4.2     Instruments and Securities.     Grantor will (a) deliver to Secured Party

immediately upon execution of this Agreement the originals of all Securities and Instruments constituting Collateral, (b) hold in trust for Secured Party upon receipt and immediately thereafter deliver to Secured Party any future Securities and Instruments constituting Collateral, and (c) upon Secured Party’s request, deliver to Secured Party (and thereafter hold in trust for Secured Party upon receipt and immediately deliver to Secured Party) any document evidencing or constituting Collateral.

4.3     Uncertificated Securities and Certain Other Investment Property. Grantor will permit Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Secured Party granted pursuant to this Agreement. Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Collateral and which are

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Securities and (b) any financial intermediary which is the holder of any Investment Property, to cause Secured Party to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, Grantor will, with respect to Investment Property held with a financial intermediary, cause such financial intermediary to enter into a control agreement with Secured Party in form and substance satisfactory to Secured Party.

4.4     [[RESERVED.]]

4.5     Pledged Account. Grantor will (a) upon Secured Party’s request, notify each bank or other financial institution in which it maintains the Pledged Account or other deposit (general or special, time or demand, provisional or final) of the Security Interest granted to Secured Party hereunder and cause each such bank or other financial institution to acknowledge such notification in writing and (b) upon Secured Party’s request, deliver to such bank or other financial institution a letter, in form and substance acceptable to Secured Party, transferring dominion and Control over each such account to Secured Party.

4.6     Compliance with Agreements. Grantor shall comply in all material respects with all mortgages, deeds of trust, instruments, and other agreements binding on it or affecting its properties or business.

4.7     Compliance with Laws. Grantor shall comply with all applicable laws, rules, regulations, and orders of any court or Governmental Authority.

4.8     Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable (a) to assure Secured Party that its Security Interests hereunder are perfected with a first priority Lien and (b) to carry out the provisions and purposes of this Agreement, including (i) the filing of such financing statements as Secured Party may require, (ii) executing control agreements with respect to the Collateral, in each case naming Secured Party, as secured party, in form and substance satisfactory to Secured Party; (iii) furnishing to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, and (iv) taking all actions required by law in any relevant UCC, or by other law as applicable in any foreign jurisdiction. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Grantor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

5.     EVENTS OF DEFAULT

5.1     Remedies. On and after the occurrence of an Event of Default under the Credit Agreement or any other Loan Document, Secured Party may exercise any or all of the following rights and remedies:

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(a)     Those rights and remedies provided in this Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.1 shall limit any rights or remedies available to Secured Party prior to the occurrence an Event of Default.

(b)     Those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a Grantor is in default under a security agreement.

(c)     Without notice except as specifically provided in the New Note Purchase Agreement or Section 8.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Neither Secured Party’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to affect the commercial reasonableness of such sale.

(d)     On and after the occurrence of an Event of Default, all payments and distributions made on behalf of Grantor’s Investment Rights shall be paid or delivered to Secured Party, and Grantor agrees to take all such action as Secured Party may deem necessary or appropriate to cause all such payments and distributions to be made to Secured Party. Further, Secured Party shall have the right, at any time after the occurrence of any Event of Default, to notify and direct any issuer to thereafter make all payments, dividends, and any other distributions payable in respect thereof directly to Secured Party. Such issuer shall be fully protected in relying on the written statement of Secured Party that it then holds a Security Interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to or received by Secured Party hereunder shall be retained by as additional Collateral hereunder.

(e)     Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to

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exercise its right to sell any or all of the Investment Property, upon written request, Grantor shall and shall cause each issuer of any Securities to be sold hereunder, each partnership and each limited liability company from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect. In case of any sale of all or any part of the Investment Property on credit or for future delivery, such Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for such assets so sold and in case of any such failure, such Collateral may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose Security Interests created hereunder and sell such Investment Property, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(f)     If Secured Party sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the Proceeds of the sale.

(g)     Notwithstanding any provision hereof to the contrary, Grantor shall immediately purchase the Revolving Credit Note from Lender as and when required in the New Note Purchase Agreement (as defined in the Credit Agreement). In the event Grantor fails to purchase the Revolving Credit Note as required above, Lender will have the right to immediately liquidate the Collateral, or any part thereof, without any further notice to Grantor or any other Person.

5.2     Grantor’s Obligations Upon Event of Default. Upon the request of Secured Party on and after the occurrence of an Event of Default, Grantor will:

(a)     Assembly of Collateral. Assemble and make available to Secured Party the Collateral and all records relating thereto at any place or places specified by Secured Party.

(b)     Secured Party Access. Permit Secured Party, by Secured Party’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

6.     WAIVERS, AMENDMENTS AND REMEDIES. No delay or omission of Secured Party to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default, or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other

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variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by Secured Party and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to Secured Party until this Agreement has been terminated pursuant to Section 8.12.

7.     PROCEEDS

7.1     Application of Proceeds. After the occurrence and during the continuation of an

Event of Default, the Proceeds of the Collateral shall be applied by Secured Party to payment of the Secured Obligations in such manner and order as Secured Party may elect in its sole discretion.

8.     GENERAL PROVISIONS

8.1     Notice of Disposition of Collateral. Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Grantor, addressed as set forth in Section 9.1, at least three (3) Business Days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Subject to the provisions of applicable law, Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or Secured Party may further postpone such sale by announcement made at such time and place.

8.2     Secured Party Performance of Grantor’s Obligations. Without having any obligation to do so, Secured Party may perform or pay any Obligations which Grantor has agreed to perform or pay in this Agreement, and Grantor shall reimburse Secured Party for any amounts paid by Secured Party pursuant to this Section 8.2. Grantor’s obligation to reimburse Secured Party pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.3     Authorization for Secured Party to Take Certain Action. Grantor irrevocably authorizes Secured Party at any time and from time to time in the sole discretion of Secured Party, and appoints Secured Party as its attorney in fact, coupled with an interest, (a) to execute on behalf of Grantor as debtor and to file financing statements necessary or desirable in Secured Party’s sole discretion to perfect and to maintain the perfection and priority of Secured Party’s Security Interest in the Collateral, (b) to indorse and collect any cash Proceeds of the Collateral, (c) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Secured Party’s Security Interest in the Collateral, (d) to contract and enter into one or more agreements with the issuers of uncertificated securities which are Collateral or Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give Secured Party Control over such Securities or other Investment Property, (e) to apply the Proceeds of any Collateral received by Secured Party to the Secured Obligations as provided in Section 7 and (f) to

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discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and Grantor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party in connection therewith, provided that this authorization shall not relieve Grantor of any of its obligations under this Agreement or under the Credit Agreement.

8.4     Specific Performance of Certain Covenants. Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(f), 4.2, or 8.8 or in Section 7 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other Obligations of Grantor contained in this Agreement, that the covenants of Grantor contained in the Sections referred to in this Section 8.4 shall be specifically enforceable against Grantor.

8.5     Single Purpose Entity. Grantor: (a) does not own any asset other than the

Collateral (other than deposit accounts maintained in the ordinary course of business); (b) is not engaged in any business other than the ownership of the Collateral; (c) has not incurred any Debt (as defined in the Credit Agreement), secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Grantor’s present and future obligations to Lender under this Agreement and the New Note Purchase Agreement; (d) has not made any loans or advances to any third party; (e) is solvent and is able to pay its debts from assets as the same shall become due; (f) has done all things necessary to preserve its existence as a limited liability company; (g) has maintained its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (h) has at all times since its formation, observed all legal and customary formalities regarding its formation; and (i) does not hold itself out to be responsible for the debts and obligations of any other Person.

8.6     Debt. Grantor shall not, directly or indirectly, incur, create, assume or permit any

Debt to exist other than Debt to Lender.

8.7     Dispositions Not Authorized. Grantor is not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between Grantor and Secured Party or other conduct of Secured Party, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(e)) shall be binding upon Secured Party unless such authorization is in writing signed by Secured Party.

8.8     Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Grantor, Secured Party and their respective successors and assigns, except that Grantor shall not have the right to assign its rights or delegate its Obligations under this Agreement or any interest herein, without the prior written consent of Secured Party.

8.9     Survival of Representations. All representations and warranties of Grantor contained in this Agreement shall survive the execution and delivery of this Agreement.

8.10 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Agreement shall be paid by Grantor, together with

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interest and penalties, if any. Grantor shall reimburse Secured Party for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of Secured Party) paid or incurred by Secured Party in connection with the preparation, execution, delivery, and administration of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). In addition, Grantor shall be obligated to pay all of the costs and expenses incurred by Secured Party, including attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against Secured Party or Grantor concerning any matter arising out of or connected with this Agreement, any Collateral or the Secured Obligations, including any of the foregoing arising in, arising under or related to a case under any bankruptcy, insolvency or similar law. Any and all costs and expenses incurred by Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by Grantor.

8.11 Headings. The title of and Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

8.12 Termination. This Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (a) the Credit Agreement has terminated pursuant to its express terms and (b) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of Secured Party which would give rise to any Secured Obligations are outstanding; provided that any termination of this Agreement under this Section 8.12 is subject to Section 8.20.

8.13 Relationship of the Parties. Notwithstanding any prior business or personal relationship between Grantor and Lender, or any officer, director or employee of Lender, that may exist or have existed, the relationship between Grantor and Lender is solely that of debtor and creditor, Lender has no fiduciary or other special relationship with Grantor, Grantor and Lender are not partners or joint venturers, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Grantor and Lender to be other than that of debtor and creditor.

8.14 Setoff. If an Event of Default exists, Lender shall have the right to set off and apply against the Obligations in such manner as Lender may determine, at any time and without notice to Grantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Grantor whether or not the Obligations are then due. As further security for the Obligations, Grantor hereby grants to Lender a security interest in all money, instruments, and other Property of Grantor now or hereafter held by Lender, including, without limitation, Property held in safekeeping. In addition to Lender’s right of setoff and as further security for the Obligations, Grantor hereby grants to Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Grantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Grantor. The rights and remedies of Lender hereunder are in addition to

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other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

8.15 FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.16 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.17 INDEMNITY. GRANTOR DOES HEREBY ASSUME ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST OF SECURED PARTY, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, ATTORNEYS, AND EMPLOYEES HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF GRANTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF GRANTOR OR OF OTHERS. GRANTOR DOES HEREBY INDEMNIFY, SAVE, AND HOLD SECURED PARTY AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, ATTORNEYS, AND EMPLOYEES HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTY AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES (COLLECTIVELY, “CLAIMS”), INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, AND ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF SECURED PARTY OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ADVISORS, EMPLOYEES, OR REPRESENTATIVES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF; PROVIDED, HOWEVER, THAT THE INDEMNITY SET FORTH IN THIS SECTION 8.17 WILL NOT APPLY TO CLAIMS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SECURED PARTY OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ADVISORS, EMPLOYEES, OR REPRESENTATIVES, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN FINAL AND NONAPPEALABLE JUDGMENT.

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8.18 Limitation of Obligations.

(a)     The provisions of this Agreement are severable, and in any action or proceeding involving any applicable law affecting the rights of creditors generally, if the Obligations of Grantor under this Agreement would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Grantor’s liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by Grantor or Secured Party, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being Grantor’s “Maximum Liability”).

(b)     Notwithstanding any or all of the Secured Obligations becoming unenforceable against Grantor or the determination that any or all of the Secured Obligations shall have become discharged, disallowed, invalid, illegal, void or otherwise unenforceable as against Grantor (whether by operation of any present or future law or by order of any court or governmental agency), the Secured Obligations shall, for the purposes of this Agreement, continue to be outstanding and in full force and effect.

8.19 NO RELEASE OF GRANTOR. THE OBLIGATIONS OF GRANTOR UNDER THIS AGREEMENT SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL GRANTOR BE DISCHARGED FROM ANY OBLIGATION HEREUNDER, FOR ANY REASON WHATSOEVER (other than pursuant to Section 8.12), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Grantor shall have received notice thereof):

(a)     (i) any increase in the principal amount of, or interest rate applicable to,

(ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Secured Obligations;

(b)     (i) any failure to obtain, (ii) any release, composition or settlement of,

(iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, any Loan Documents;

(c)     (i) any failure to obtain or any release of, any failure to protect or preserve, (ii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iii) any failure to perfect or maintain the perfection or priority of any Lien upon, (iv) any subordination of any Lien upon, or (v) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, any Collateral now or hereafter securing the Secured Obligations or any other guaranties thereof;

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(d)     any termination of or change in any relationship between Grantor and Secured Party or the addition or release of Grantor;

(e)     any exercise of, or any failure or election not to exercise, delay in the exercise of, waiver of, or forbearance of or other indulgence with respect to, any right, remedy or power available to Secured Party, including (i) any election not to or failure to exercise any right of setoff, recoupment or counterclaim, (ii) any election of remedies effected by Secured Party, including the foreclosure upon any real estate constituting Collateral, whether or not such election affects the right to obtain a deficiency judgment, and (iii) any election by Secured Party in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code; and

(f)     ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF GRANTOR UNDER THIS AGREEMENT OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF GRANTOR HEREUNDER OR DISCHARGE GRANTOR FROM ANY OBLIGATION HEREUNDER.

8.20 Subordination of Certain Claims. Any and all rights and Claims of Grantor against Borrower or against any other Person or property, arising by reason of any payment by Grantor to Secured Party pursuant to the provisions, or in respect, of this Agreement shall be subordinate, junior and subject in right of payment to the prior and indefeasible payment in full of all Secured Obligations to Secured Party, and until such time, Grantor defers all rights of subrogation, contribution or any similar right and until such time agree not to enforce any such right or remedy Secured Party may now or hereafter have against Borrower, any endorser or any other Person of all or any part of the Secured Obligations and any right to participate in, or benefit from, any security given to Secured Party to secure any of the Secured Obligations. All Liens and Security Interests of Grantor, whether now or hereafter arising and howsoever existing, in assets of Borrower or any assets securing the Secured Obligations shall be and hereby are subordinated to the rights and interests of Secured Party and in those assets until the prior and indefeasible final payment in full of all Secured Obligations to Secured Party. If any amount shall be paid to Grantor contrary to the provisions of this Section at any time when any of the Secured Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of Secured Party and shall forthwith be turned over in kind in the form received to Secured Party (duly endorsed if necessary) to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement

8.21 Recovered Payments. The Secured Obligations shall be deemed not to have been paid, observed or performed, and the Grantor’s obligations under this Agreement in respect thereof shall continue and not be discharged, to the extent that any payment, observance or performance thereof by Grantor is recovered from or paid over by or for the account of Secured Party for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Secured Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by Secured Party (whether or not consented to by Grantor) of any claim for any such recovery or payment over. Grantor hereby

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expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder whenever such a recovery or payment over occurs.

9.     NOTICES

9.1     Sending Notices. Whenever any notice is required or permitted to be given under the terms of this Agreement, the same shall, except as otherwise expressly provided for in this Agreement, be given in writing, and sent by: (a) certified mail, return receipt requested, postage pre-paid; (b) a national overnight delivery service; (c) hand delivery with written receipt acknowledged; or (d) facsimile, followed by a copy sent in accordance with clause (b) or (c) of this Section 9.1 sent the same day as the facsimile, in each case to the address or facsimile number (together with a contemporaneous copy to each copied addressee), as applicable, set forth in Exhibit D. Grantor and Secured Party shall not conduct communications contemplated by this Agreement by electronic mail or other electronic means, except by facsimile transmission as expressly provided in this Section 9.1, and the use of the phrase “in writing” or the word “written” shall not be construed to include electronic communications except by facsimile transmissions as expressly provided in this Section 9.1. Any notice required or given hereunder shall be deemed received the same Business Day if sent by hand delivery or facsimile, the next Business Day if sent by overnight courier, or three (3) Business Days after posting if sent by certified mail, return receipt requested; provided that any notice received after 5:00 p.m. Dallas, Texas time on any Business Day or received on any day that is not a Business Day shall be deemed to have been received on the following Business Day.

9.2     Change in Address for Notices. Grantor and Secured Party may change the address for service of notice upon it by a notice in writing to the other parties.

9.3     Partial Release Provisions. Secured Party has been notified by Grantor and Secured Party agrees that at the request of Grantor portions of the Collateral may be released from the Security Interest of Secured Party subject to the terms and conditions of this Section 9.3. The conditions precedent to the partial release of Collateral are: (a) the Collateral to be released shall be the Collateral (“Partial Release Collateral”) described on Exhibit E attached hereto; (b) the release shall be for the purpose of redeeming the membership interests held in Grantor by members Scottie Ann Shelton Trust, Andrew David Durham and Wendy Hanks Durham, and (c) David L. Copeland shall deliver a request for release of collateral, in form and content reasonably acceptable to Secured Party, to Secured Party at least three (3) business days prior to the date of the intended release.

9.4     Amendment and Restatement. This Agreement is executed in amendment and restatement (but not in novation) of that certain Pledge Agreement dated as of April 17, 2017 by and between Grantor and Lender.

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SIGNATURE PAGE FOLLOWS.]

25705872v.3

IN WITNESS WHEREOF, Grantor and Secured Party have executed this Agreement as of the date first above written.

GRANTOR:

HHS GUARANTY, LLC,

a Texas limited liability company

By:

David L. Copeland

Manager and President

SECURED PARTY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Annalese Smolik

Senior Vice President

Signature Page to

Amended and Restated Pledge Agreement

25705872v.3

EXHIBIT A

List of Instruments, Securities and Other Investment Property

Account No. 3402P632 in the name of HHS Guaranty, LLC, a Texas limited liability company, maintained at Raymond James & Associates, Inc.

Exhibit A to Pledge Agreement

25705872v.3

EXHIBIT B

UCC Filing Jurisdictions

Grantor

HHS Guaranty, LLC

Jurisdiction

Texas Secretary of State

Exhibit B to Pledge Agreement

25705872v.3

EXHIBIT C

Federal Employer Identification Number

Grantor	Federal Employer Identification Number

HHS Guaranty, LLC	82-1144597

Exhibit C to Pledge Agreement

25705872v.3

EXHIBIT D

Principal Place of Business and Mailing Address:

273 Walnut Street
Abilene, Texas 79601

Attention:

David L. Copeland

Exhibit D to Pledge Agreement

25705872v.3

ANNEX D

SECOND AMENDMENT TO SECURITY AGREEMENT

Annex D - i

25612750v.8 106916/01653

SECOND AMENDMENT TO SECURITY AGREEMENT

This SECOND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of May 11, 2020, is among Harte-Hanks Direct, Inc., a New York corporation, Harte-Hanks Data Services LLC, a Maryland limited liability company, Harte-Hanks Direct Marketing/Baltimore, Inc., a Maryland corporation, Harte-Hanks Direct Marketing/Dallas, Inc., a Delaware corporation, Harte-Hanks Direct Marketing/Jacksonville, LLC, a Delaware limited liability company, Harte-Hanks Direct Marketing/Kansas City, LLC, a Delaware limited liability company, Harte-Hanks Logistics, LLC, a Florida limited liability company, Harte-Hanks Response Management/Austin, Inc., a Delaware corporation, Harte-Hanks Response Management/Boston, Inc., a Massachusetts corporation, Harte-Hanks Strategic Marketing, Inc., a Delaware corporation, NSO, Inc., an Ohio corporation, Sales Support Services, Inc., a New Jersey corporation (collectively, “New Grantors”), Harte Hanks, Inc., a Delaware corporation (“Parent”, or “Borrower”, and together with New Grantors, collectively, “Grantors”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Secured Party”).

RECITALS:

WHEREAS, Borrower and Secured Party have entered into that certain Credit Agreement dated as of April 17, 2017, as amended by First Amendment to Credit Agreement dated as of January 9, 2018, amended by Second Amendment to Credit Agreement dated as of May 7, 2019, and as amended by Third Amendment to Credit Agreement dated as of May 11, 2020 (as amended, the “Credit Agreement”).

WHEREAS, pursuant to the Loan Agreement Borrower executed that certain Security Agreement, dated as of April 17, 2017 and New Grantors joined the Security Agreement pursuant to that certain Joinder to Security Agreement dated as of September 21, 2017 among New Grantors, Borrower and Secured Party, as amended by that certain First Amendment to Security Agreement dated as of January 9, 2018 (as modified by the Joinder to Security Agreement and First Amendment to Security Agreement, the “Security Agreement”).

WHEREAS, the execution of this Amendment is a condition to Secured Party entering into the Third Amendment to Credit Agreement referred to above.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and agreed, Grantors and Secured Party hereby agree as follows:

ARTICLE I.
Amendments

1.1     Amendment to Section 4.2(e). Effective as of the date hereof, Section 4.2(e) to the Security Agreement is amended to read in its entirety as follows:

(e)     Disposition of Collateral. No Grantor will sell, lease, license or otherwise dispose of the Collateral except (i) the disposition of Equipment located in Jacksonville,

25676593v.6 106916/01653

Florida pursuant to that certain Asset Purchase Agreement dated as of April 24, 2020 between Harte-Hanks Direct Marketing/Jacksonville, LLC, a Delaware limited liability company and Summit Direct Mail, Inc., a Texas corporation (the “Jacksonville Equipment”), (ii) prior to the occurrence of an Event of Default, sales, licenses, leases or other dispositions of Inventory and Equipment (other than the Jacksonville Equipment) not to exceed $2,000,000.00 in any calendar year and shall not exceed $4,000,000.00 in the aggregate from and after May 11, 2020 (other than the proceeds of the Jacksonville Equipment), (iii) following the occurrence and during the continuation of an Event of Default, such sales, licenses, leases or other dispositions permitted by the foregoing clause (ii) as long as such Grantor has not received a notice from Secured Party instructing such Grantor to cease such transactions, and (iv) the disposition of Proceeds of Inventory and Accounts collected in the ordinary course of business until such time as such Grantor receives a notice from Secured Party pursuant to Section 5.4 and during such time as the election contained in such notice remains in effect.

ARTICLE II.

Additional Provisions

2.1     Acknowledgment by Grantors. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Grantors or any third party to Secured Party under any Loan Document (as defined in the Credit Agreement).

2.2     Additional Documentation. From time to time, Grantors shall execute or procure and deliver to Secured Party such other and further documents and instruments evidencing, securing or pertaining to the Security Agreement or the other Loan Documents as shall be reasonably requested by Secured Party so as to evidence or effect the terms and provisions hereof.

2.3     Continued Effectiveness. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Agreement and the other Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. he liens and security interests created by the Security Agreement remain in full force and effect.

2.4     GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL

BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

2.5     Binding Agreement. This Amendment shall be binding upon the heirs, executors,

administrators, personal representatives, successors and assigns of the parties hereto.

2.6     Counterparts. This Amendment may be executed in any number of counterparts,

each of which shall be deemed an original and all of which together shall be construed as one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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2.7 NO ORAL AGREEMENTS. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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EXECUTED as of the date first above written.

GRANTORS:

HARTE-HANKS DIRECT, INC.

By:
Name:
Title:

HARTE-HANKS DATA SERVICES LLC

By:
Name:
Title:

HARTE-HANKS DIRECT

MARKETING/BALTIMORE, INC.

By:
Name:
Title:

HARTE-HANKS DIRECT MARKETING/DALLAS, INC.

By:
Name:
Title:

HARTE-HANKS DIRECT

MARKETING/JACKSONVILLE, LLC

By:
Name:
Title:

HARTE-HANKS DIRECT

MARKETING/KANSAS CITY, LLC

By:
Name:
Title:

[Signature Page to Second Amendment to Security Agreement]

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HARTE-HANKS LOGISTICS, LLC

By:      Name: Title:

HARTE-HANKS RESPONSE MANAGEMENT/AUSTIN, INC.

By:      Name: Title:

HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC.

By:      Name: Title:

HARTE-HANKS STRATEGIC MARKETING, INC.

By:      Name: Title:

NSO, INC.

By:      Name: Title:

SALES SUPPORT SERVICES, INC.

By:      Name: Title:

[Signature Page to Second Amendment to Security Agreement]

25676593v.6 106916/01653

HARTE HANKS, INC.

By:
Name:
Title:

SECURED PARTY:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Annalese Smolik

Senior Vice President

[Signature Page to Second Amendment to Security Agreement]

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